EXHIBIT 10.6

                     SALES CONTRACT BETWEEN THE UNDERSIGNED

Mr. Jacques Annet Paul SAUTY DE CHALON, Doctor in Medicine, husband of Mrs. Francine Madeleine Marcelle LEBEURRIER, residing in CAEN (Calvados), 7, Avenue du Canada,
Born in MOULINS (Allier) on March 6, 1927.
Married under a marriage contract registered by Mr. MARAIS, esq., Notary in BELLEME (61130) on February 10, 1969, prior to the marriage celebrated in CAEN (Calvados) on February 15, 1969.
Contract and marriage status not modified since then. Of French nationality. French resident under the regulation of fiscal authorities,

ACTING JOINTLY.

Herein referred to as "SELLER" or "FORMER OWNER"

Who in the present contract, sells, under the conditions that follow to:

The company POSEIDIS SAS, a simplified share company, With a capital of EUROS 38,000, With headquarters at THENEUILLE 03350 (Allier), Les Sourdinieres, represented by Mr. Louis PARDO, residing in Paris, 8th. District (arrondissement), 28 Boulevard Malesherbes.

Company registered at the Commercial Registry of MONTLUCON.

Moral entity with the status of resident under the definitions of fiscal authorities.

Herein referred to as the "BUYER" or "NEW OWNER",

Who accepts,

The assets whose designation follows:


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


                                   DESIGNATION

In the community of THENEUILLE (Allier), hamlet "Martiniere", A sample of land parcels, with an area of 5 hectares, 25 acres and nineteen hundredth of acres, Appearing at the clerk's registrar as follows:

---------------- ----- ----------- ----- ----- ----------- --------
Section          Nr.   Location    Area                    Asset
---------------- ----- ----------- ----- ----- ----------- --------
                                   Hect. Acr.  1/100th
---------------- ----- ----------- ----- ----- ----------- --------
E                275   Martiniere  1     02    60          Land
---------------- ----- ----------- ----- ----- ----------- --------
E                276   ---d---     2     22    40          Land
---------------- ----- ----------- ----- ----- ----------- --------
E                277   ---d---     1     30    80          Land
---------------- ----- ----------- ----- ----- ----------- --------
E                278   ---d---           43    09          Land
---------------- ----- ----------- ----- ----- ----------- --------
E                279   ---d---           26    30          Land
---------------- ----- ----------- ----- ----- ----------- --------
For a total area of                5     25    19
---------------------------------- ----- ----- ----------- --------

The assets include all improvements, rights, and attachments without exceptions or provisions.


                          RIGHT OF OWNERSHIP OF SELLER

The seller declares that he is the sole owner of the assets.

He commits to justify his ownership rights with regular and complete certificate of origin that go back to titles or facts allowing to invoke the benefits of the acquisition that occurred 30 years ago.

                             OWNERSHIP-RIGHT TO USE

By agreement between the parties, the ownership transfer and the right of use are postponed until the day that the sale is authenticated or the contract deposited with the Notary in charge of the sale.

The right to use will take place upon the actual possession for the parcels of land 278 and 279 that will be free of all lease and exploitation, and by collection of lease payments for the parcels of land 275,276 and 277 that are leased to Ms. Marie Jeanine JAY, born on January 13 1939 as per lease received by Mr. TAIN, esq., Notary at CERILLY, on December 20, 1993. Which lease was granted for a period of 18 years from November 11, 1993.

The buyer declares that he will handle personally that lease, as well as the potential eviction of the leaseholder, the SELLER having no responsibility in that matter.


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


                         EXPENSES AND GENERAL CONDITIONS

If the contemplated sale is concluded, it will take place under the customary expenses and conditions that the NEW OWNER undertakes to assume in his quality of NEW OWNER, meaning:

CONDITION OF THE ASSET
Will take possession of the asset "as is", such as he has seen it and inspected, without recourse against the FORMER OWNER against the bad condition of the grounds, of the underground or the buildings, even hidden defects, mistake in the description, the land registry or the contents, even if the discrepancies exceed one twentieth, and more generally for any reason whatsoever. The FORMER OWNER commits to bring forth, from this day on, material or legal modifications to the sold assets.

RESTRICTIONS
Abide by the restrictions that can be passive, apparent or hidden, continuous or discontinuous, that can impact the assets as well as benefit of the active easements, if they exist, under his own risk and without recourse against the FORMER OWNER, however without the present clause having the ability to convey to a third party more rights that he would himself have according to regular titles or by law.

TAXES AND LEVIES

Pay, from the day of the right of use, all fiscal charges to which the assets are liable, Repay these charges to the FORMER OWNER, from that date on, until the transfer of charges has been realized by the fiscal authorities.

For the current year, it is agreed that:

    Regarding real estate taxes, the parties will allocate the charges between themselves from the date that the right of use has taken place. The NEW OWNER will handle the real estate taxes that accrue after the date of right of use and will pay such amount directly to the FORMER OWNER.

                           REFERENCES AND PUBLICATIONS

Gift sharing according to the agreement received from Mrs. PERROT, Notary in MOULINS, on December 21, 1971, As published in the office of mortgages of Montlucon on March 2, 1972, volume 3442, Nr. 4.

                                   NEGOCIATION

The parties declare that the present contract has been negotiated directly between them.


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


                                      PRICE

This sale is agreed upon and is accepted against a price of EURO 30,000.

                                PAYMENT OF PRICE

The price of the sales will be payable cash in its entirety the day of signature of the present contract.

                                   CONDITIONS

The parties are submitting, formally, the current sale to the following conditions that will accrue to the benefit of the BUYER and the SELLER, meaning:

EXPLOITATION PERMIT
Receipt of a note or a certificate indicating the absence of administrative hindrances that are in the way of the free utilization of the assets according to their stated purposes or affecting their value.

RIGHT OF PREEMPTION
The cancellation of all preemption rights, private or public.

MORTGAGES
The pre-contract is agreed upon, also, under the condition that the state of liens on the property does not indicate the existence of mortgages for an amount that is higher than the sale price, or a court order for possession. And that this statement of lien does not indicate restrictions to the free utilization of the assets, or likely to diminish their value.

                                 LIABILITY-BUYER

It is agreed that if the conditions listed below are met in the agreed upon time frame, and if the BUYER refuses to authenticate the agreement by the agreed upon date, he will have to pay the SELLER the sum of 10% of the sale price as flat compensation, fifteen days after the order to authenticate the agreement has been received, by certified letter with receipt confirmation to the BUYER.

The BUYER will not have the ability to withdraw this clause.

                         BINDING FORCE OF THE AGREEMENT

This pre-contract binds the parties, except for the conditions attached to it. The BUYER will have to pay, at the latest on the day of effectiveness of the authenticated act described below, in the hands of Mrs. Claude TAIN, esq., the expenses of this authenticated act, as well as the price stipulated above. The sale will be realized by authenticated act to be received from Mrs. Claude TAIN, esq., Notary in CERILLY, at the latest on September 15, 2003.

This Notary has been chosen by common agreement of the parties.

And the authenticated act has to be realized at the latest at the date stipulated above, except in case of extension, until receipt of the last document necessary to the registration of the act by the Notary.


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


The effectiveness of the sale can only take place during a working day, during regular working hours. If this pre-contract expired on a non working day, its realization will have to take place at the latest one day later.

That date constitutes the starting point when one of the parties can force the other to execute their commitments.

Default of the BUYER:
The SELLER will be in a position to force the realization of the sale. He will also be in a position to claim damages.

Default of the SELLER:
If the sales contract cannot be competed due to the fault, the action or the negligence of the SELLER, the BUYER will send the SELLER at his domicile an affidavit in the fashion of a certified letter with receipt confirmation, to execute their commitment. If after 8 days the SELLER has not complied, the BUYER will be in a position to force the sales and claim damages. This time period of 8 days will start, either from the date that appears on the receipt, or from the date that appears on the advice of refusal.

If the default to regularize the sale results from the SELLER, the latter cannot oppose to the BUYER the lapse of the time frame that has been agreed for the realization of the sale. Moreover, he will not be able to free himself from his commitments, by invoking the stipulations of article 1590 of the Civil Code, by an offer to pay double.

Day of realization:
The realization of the sale can only take place during a working day, during normal working hours. If this pre contract came to maturity on a non working day, its realization will have to take place at the latest one day later.

                                  CAPITAL GAINS

The seller will handle personally and for their own account the fiscal consequences of possible capital gains that may result from the sale, of which he acknowledges having been informed.

                                 TRANSFER FEES

The definitive sale will be subject to the registration fees that are customary.

                                    EXPENSES

The expenses of this agreement, as stipulated above, on the basis of article 4 of the decree 262 of March 8, 1978, as modified, and those of the authenticated act, will be supported by the BUYER.

The parties recognize to have hired Mrs. Claude TAIN, Notary in CERILLY, for the preparation of this contract.


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


                                  REGISTRATION

By request of the parties, the present agreement will not be registered; however if that formality became necessary, the simple fees will be supported by the party that has to pay the cost of the definitive act, and the double amount by the party that has caused this formality necessary.

                                     GENERAL

The parties declare that:

Their identity and their personal legal position are conform to those indicated in this agreement, They are not in a situation, legal or commercial that prevents them to transfer freely title to their assets, The SELLER declares that to the best of his knowledge, the asset is free and clear of all legal obstacle, contractual or administrative, and that it is not encumbered by any real lien or accessory encumbrance.

                              COMMITMENT OF SELLER

The SELLER commits, until the day of realization of the present agreement to refrain from encumbering or disposing of the asset, to mortgage it, to burden it with real and perpetual charges, to grant personal rights on the assets and more generally to undertake actions that could change their purpose and utilization that could entail a diminished value. The SELLER agrees to pay for the fees connected to inscription.

                                TRUTH IN PRICING

The parties declare under penalty issued by the General Tax Code that the price which is agreed to between them is real and not modified or contradicted by separate letter.

                              ELECTION OF DOMICILE

For execution of the present agreement, domicile is elected by the parties at the residence of the Notary in charge or authenticating the present agreement.

                                  SUBSTITUTION

The definitive realization of the sale can take place to the benefit of the BUYER or to the benefit of any other physical or moral party of his choice.

In the case of substitution, the BUYER will be held in solidarity with the substituted party as to the payment of price and expenses and as to the execution of conditions and obligations.

The substituted party will have to abide by all the conditions and obligations that result from the agreement as well as assume all commitments taken by the BUYER according to the terms of this agreement, including the conditions. This ability of substitution can only be exercised on the entirety of the asset. The BUYER will have to notify the SELLER to avail himself of the benefit of this clause at the domicile elected thereafter.


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


                             RECAPITULATION SCHEDULE

The schedule below establishes the deadlines for:

------------------------------------- -------------------
Loan application                      None
------------------------------------- -------------------
Loan                                  None
------------------------------------- -------------------
Clearance of conditions               September 15, 2003
------------------------------------- -------------------
Validity of sales contract            September 15, 2003
------------------------------------- -------------------
Signature of authenticated document   September 15, 2003
------------------------------------- -------------------


Made in
On April 10, 2003

Performed, by parties' consent, in one unique copy, which for their common benefit will remain in the safeguard of Mrs. Claude TAIN, Notary in CERILLY, with irrevocable powers given to one of her employees to file it with the minutes at first demand of one of the parties after verification of signature and acknowledgement of the truth in pricing.

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THE UNDERSIGNED:

Mr. Jacques Annet Paul SAUTY DE CHALON, Doctor in Medicine, husband of Mrs. Francine Madeleine Marcelle LEBEURRIER, residing in CAEN (Calvados), 7, Avenue du Canada,
Born in MOULINS (Allier) on March 6, 1927.

Gives his power of attorney to any clerk or any employee of Mrs. TAIN, Notary in CERILLY (Allier) to whom he gives power to the effect of:


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


Sell, for a consideration of EURO 30,000 the real estate listed below, to the benefit of the company POSEIDIS; -located in the community of THENEUILLE (Allier), hamlet Martiniere, an array of land parcels, with total area of 5 hectares, 25 acres and 19/100th of an acre, appearing in the land registry as follows:

---------------- ----- ---------- ------ ---- ----------- -------
Section          Nr.   Location   Area                    Asset
---------------- ----- ---------- ------ ---- ----------- -------
                                  Hect.  Acr. 1/100th
---------------- ----- ---------- ------ ---- ----------- -------
E                275   Martiniere 1      02   60          Land
---------------- ----- ---------- ------ ---- ----------- -------
E                276   ---d---    2      22   40          Land
---------------- ----- ---------- ------ ---- ----------- -------
E                277   ---d---    1      30   80          Land
---------------- ----- ---------- ------ ---- ----------- -------
E                278   ---d---           43   09          Land
---------------- ----- ---------- ------ ---- ----------- -------
E                279   ---d---           26   30          Land
---------------- ----- ---------- ------ ---- ----------- -------
For a total area of               5      25   19
--------------------------------- ------ ---- ----------- -------

Proceed with all subdivisions or all consolidation of parcels, sign all documents thereto related, Establish the complete designation, and the property origin, of its structures, perform all declarations relative to the location, stipulate all encumbrances.

Oblige  the  seller  to  all  guaranties,   and  to  the  justification  of  all
documentation, certificates and certificate of radiation, Determine the date of free use, receive the price in principal and interest.

Perform all declarations of identity and other, declare also as the author does it below:

- that for income taxes, he belongs to the Tax Office of CAEN,

- that there exist no obstacle attributable to him, nor any legal or contractual restriction to the free disposition of the real estate to be sold,

- that the real estate are not burdened from his own account by any judicial mortgage, contractual or legal, nor any privileges.

- perform all declarations required by law relative to the truth in pricing,

- of all monies received, provide receipt; remit or cause to be remitted all titles and documents, and provide or withdraw receipt.


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


- regarding all items above, draft and sign all acts or affidavits, elect domicile and generally perform all that is required.

Made in Cerilly
On March 26, 2003

Good for Power-of-Attorney

SELLER

/s/Jacques  Annet Paul
------------------------



BUYER

/s/ Louis PARDO
------------------------




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